Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt
7. Debt
As of December 31, 2018 and 2019, the Company had no debt outstanding.

Loan and Security Agreement
In October 2015, the Company entered into a loan and security agreement with a commercial bank, which provided for term loan borrowings of up to $1.0 million through June 2016. In connection with the agreement, the Company issued to the lender a warrant to purchase up to 7,114 shares of common stock at an exercise price of $2.11 per share. The warrant became exercisable as to 2,038 shares of common stock in connection with the Company’s borrowing of amounts under the agreement and expires on October 20, 2025. This warrant to purchase 2,038 shares of common stock remained outstanding as of December 31, 2018 and 2019.
In July 2016, the Company entered into an amendment to the loan and security agreement with the commercial bank (the “amended agreement”), which amended and restated all terms of the prior loan and security agreement, except for the original warrant agreement. The amended agreement provided for term loan borrowings of up to $2.0 million under one or more term loans as well as additional borrowings of up to $3.0 million under one or more additional term loans, for aggregate maximum borrowings of $5.0 million through December 2017.
In January 2018, the Company entered into a second amendment to the loan and security agreement with the commercial bank (the “second amended agreement”) in order to extend the draw periods and make certain other revisions. The second amended agreement extended the draw periods to June 30, 2018. The Company did not borrow any amounts under the second amended agreement, and the second amended agreement expired on June 30, 2018.
In connection with the amended agreement, in July 2016, the Company issued to the lender a warrant to purchase up to 23,692 shares of common stock at an exercise price of $4.28 per share. This warrant would have become exercisable in proportion to and upon the Company’s borrowing of amounts under the amended agreement or the second amended agreement. However, this warrant never became exercisable as no amounts were borrowed by the Company under these agreements.
Convertible Promissory Note
In November 2017, the Company issued a convertible note (the “Note”) to a third party with an aggregate principal amount of $3.0 million. The Note bore interest at a rate of 6.0% per annum and was due and payable upon demand by the holder on or after the maturity date of February 28, 2019. In the event of a qualified sale of the Company’s preferred stock resulting in gross proceeds to the Company of at least $30.0 million, all principal and accrued interest under the Note would automatically convert into shares of the Company’s preferred stock issued in such financing. The Company assessed the embedded conversion and other features of the Note and concluded that any features that may have required bifurcation had an immaterial value, and, therefore, were not separately recognized.
In May 2018, in connection with the Company’s issuance and sale of Series C convertible preferred stock (the “Series C Preferred Stock”), all outstanding principal of $3.0 million and accrued interest of $0.1 million under the Note was converted into 259,328 shares of Series C Preferred Stock at the same price paid by investors in the Series C financing (see Note 8).